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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 9, 2003
                                                 -------------------------------
                       California Beach Restaurants, Inc.
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             (Exact name of registrant as specified in its charter)


         California                      0-12226                 95-2693503
         ----------                      -------                 ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

         17383 Sunset Boulevard, Suite 140, Pacific Palisades, CA 90272
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (310) 459-9676
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)




                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 9, 2003, California Beach Restaurants, Inc., a California corporation (the "Company"), issued a press release announcing that the Company will make an odd-lot tender offer to purchase Common Stock held by the Company's shareholders who own 15 or fewer shares at a price of $1.00 per share. In addition, each qualifying shareholder who validly tenders all of his or her shares will receive a $20 gift certificate redeemable at Gladstone's 4 Fish Restaurant in Pacific Palisades, California. The aforementioned shares will be purchased on a first-come, first-served basis and the offer will be terminated on the earlier of May 9, 2003 or the date upon which 100 shareholders of record have validly tendered their shares for repurchase by the Company. Valid tenders by shareholders who hold their stock in brokerage accounts in "street name" will be accepted until the 100 shareholder of record threshold is reached. If the Company receives more than 100 valid tenders from such shareholders, the Company will select up to 50 additional valid tenders by lottery through the termination of the offer. The odd-lot tender offer will be made to qualifying shareholders through an offer letter accompanied by a transmittal form to tender shares of Common Stock.

         The Company also announced that it expects to complete a private placement of its Series A Convertible Preferred Stock in exchange for $1.3 million of the Company's Senior Notes, due on May 15, 2003, and its Series B Convertible Preferred Stock in exchange for $2.1 million of the Company's Convertible Subordinated Notes, due on October 1, 2003. The Series A Convertible Preferred Stock is convertible into Common Stock at $0.108 per share and the Series B Convertible Preferred Stock is convertible into Common Stock at $0.23 per share.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Copies of the offer letter and the accompanying transmittal form are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference herein.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             EXHIBIT
             NUMBER
             ------

              99.1 Press Release of California Beach Restaurants, Inc., dated April 9, 2003.

              99.2 Form of Offer Letter to Shareholders of California Beach Restaurants, Inc. regarding the odd-lot tender offer.

              99.3 Transmittal Form to Tender Shares of Common Stock of California Beach Restaurants, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CALIFORNIA BEACH RESTAURANTS, INC.
                                              ----------------------------------
                                                        (Registrant)

Date April 9, 2003                            /s/ Richard S. Powell
     -----------------------                  ----------------------------------
                                                        (Signature)*
                                              Richard S. Powell
                                              President


*Print name and title of the signing officer under his signature.


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                                  EXHIBIT INDEX



    EXHIBIT
    NUMBER                             EXHIBIT DESCRIPTION
---------------   --------------------------------------------------------------

     99.1 Press Release of California Beach Restaurants, Inc., dated April 9, 2003.

     99.2 Form of Offer Letter to Shareholders of California Beach Restaurants, Inc. regarding the odd-lot tender offer.

     99.3 Transmittal Form to Tender Shares of Common Stock of California Beach Restaurants, Inc.